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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (date of earliest event reported): February 27, 2006
                                                        -------------------


                                   AWARE, INC.
             (Exact name of registrant as specified in its charter)


        MASSACHUSETTS                   000-21129             04-2911026
(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)               File Number)         Identification No.)


                    40 MIDDLESEX TURNPIKE, BEDFORD, MA, 01730
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (781) 276-4000


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.01    REGULATION FD DISCLOSURE

     The following exhibits are filed as part of this report:

 Number      Description
 ------      -----------

  99.1 In conjunction with Aware Inc.'s Q4 2005 earnings release conference call held on February 16, 2006, the public was invited to submit questions after the call for Aware Inc. to answer and post on its website. These questions and answers are included in
             Exhibit 99.1 attached to this Form 8-K.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                   AWARE, INC.


Dated: FEBRUARY  27, 2006                          By: /s/ Michael A. Tzannes
       ------------------                              ----------------------
                                                       Michael A. Tzannes
                                                       Chief Executive Officer



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                                  EXHIBIT INDEX


Number       Description
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99.1         Questions and answers related to Aware, Inc.'s Q4 2005 earnings release conference call held on February 16, 2005.









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